UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2021

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita, Kansas 67226
(Address of Principal Executive Offices)(Zip Code)

(620) 325-6363
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2021, AgEagle Aerial Systems Inc. (the “Company”) and AgEagle Sensor Systems, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), entered into a stock purchase agreement (the “Purchase Agreement”) with Parrot Drones S.A.S. and Justin B. McAllister (the “Sellers”) pursuant to which the Buyer agreed to acquire 100% of the issued and outstanding capital stock of MicaSense, Inc. (“MicaSense”) from the Sellers. MicaSense manufactures and sells drone sensors for vegetation mapping. The aggregate purchase price for the shares of MicaSense is $23,000,000, less the amount of MicaSense’s debt and subject to a customary working capital adjustment. The consideration is also subject to a $4,750,000 holdback to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. The holdback is scheduled to be released in two equal installments, less any amounts paid or reserved for outstanding indemnity claims, on March 31, 2022 and March 31, 2023 in accordance with the terms of the Purchase Agreement.

A portion of the consideration is comprised of shares of common stock of the Company, par value $0.001 (“Common Stock”), having an aggregate value of $3,000,000 based on a volume weighted average trading price of the Common Stock over a ten consecutive trading day period prior to the date of issuance of the shares of Common Stock to the Sellers (the “Shares”). The Shares are issuable 90 days after the closing date of the transaction. Pursuant to the terms of the Purchase Agreement, dated as of January 26, 2021, and a Registration Rights Agreement, dated as of January 27, 2021, the Company has agreed to file a Form S-3 Registration Statement (the “Registration Statement”) covering the resale of the Shares with the Securities and Exchange Commission (the “SEC”) no later than ten days following the date the Shares are issued to the Sellers. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as possible after the filing date, but in any event no later than 90 days after the filing date, and shall use its best efforts to keep the Registration Statement effective and in compliance with the provisions of the Securities Act (including by preparing and filing with the SEC such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary) until all Shares and other securities covered by such Registration Statement have been disposed of. The Sellers are required to reimburse the Company up to $50,000 for reasonable legal fees and expenses incurred by the Company in connection with such registration.

The Purchase Agreement contains certain customary representations, warranties and covenants, including representations and warranties by the Sellers with respect to MicaSense’s business, operations and financial condition. The Purchase Agreement also includes post-closing covenants relating to the confidentiality and employee non-solicitation obligations of the Sellers, and the agreement of the Sellers not to compete with certain aspects of the business of MicaSense following the closing of the transaction. The completion of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including, among others: (i) the absence of a material adverse effect on MicaSense, (ii) the delivery by the parties of certain ancillary documents, including the Registration Rights Agreement, and (iii) the execution by a key employee of MicaSense of an employment agreement. Subject to certain limitations, each of the parties will be indemnified for damages resulting from third party claims and breaches of the parties’ respective representations, warranties and covenants in the Purchase Agreement.

A copy of the Purchase Agreement and the Registration Rights Agreement is attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summary of the terms of the Purchase Agreement and the Registration Rights Agreement are subject to, and qualified in its entirety by, such documents.

On January 27, 2021, the Company issued a press release announcing the transaction. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosures in Item 1.01 above relating to the entry into the Purchase Agreement in connection with the acquisition of MicaSense are incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The Shares issuable to the Sellers will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the SEC, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. None of the Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 1.01 relating to the issuance of the Shares in connection with the acquisition of MicaSense is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)                 Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b)                Pro Forma Financial Information.

The Company intends to file the pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d)       Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of January 26, 2021, by and among Parrot Drones S.A.S., Justin B. McAllister, AgEagle Aerial Systems Inc. and AgEagle Sensor Systems, Inc.
10.2	Registration Rights Agreement, dated as of January 27, 2021, by and among Parrot Drones S.A.S., Justin B. McAllister, AgEagle Aerial Systems Inc. and AgEagle Sensor Systems, Inc.
99.1	Press Release dated January 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2021	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Nicole Fernandez-McGovern
	Name:	Nicole Fernandez-McGovern
	Title:	Chief Financial Officer

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